SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Clifton Bancorp Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: N/A
	(2)	Form, Schedule or Registration Statement No.: N/A
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	(4)	Date Filed: N/A

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 7, 2014

As part of our efforts to reduce postage and printing expenses and to conserve the environment, Clifton Bancorp Inc. has elected to provide Internet access to the proxy statement for our 2014 annual meeting of stockholders and our 2014 annual report to stockholders. The proxy statement and annual report are available at:

http://www.cfpproxy.com/7906

The annual meeting of stockholders will be held at the Venetian, 546 River Drive, Garfield, New Jersey, on August 7, 2014 at 9:00 a.m., local time. The matters to be acted on are:

1.	The election of two directors to serve for a term of three years;

2.	The ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2015;

3.	The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement; and

4.	The transaction of such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

The Board of Directors of Clifton Bancorp Inc. recommends voting “FOR” each of the above proposals. To vote, you must have been a stockholder at the close of business on June 20, 2014.

Enclosed is a proxy card that reflects the proposals to be voted on at the annual meeting. You may vote online, by phone, by mail or in person:

•	To vote online or by phone, you will need your Stockholder Control Number which can be found in the bottom right-hand corner of this notice and the web address and/or toll-free phone number, both of which are included on the enclosed proxy card. No other personal information will be required in order to vote.

•	To vote by mail, simply cast your vote on the enclosed proxy card and, sign, date and return it in the accompanying business reply envelope. You may request a paper or email copy of the proxy materials before July 24, 2014. If you do not submit such a request, you will not receive a paper or email copy of these items. You will need your Stockholder Control Number that can be found in the lower right-hand corner of this letter. Then, either:

•	Call our toll-free number, 800-951-2405; or

•	Visit our website at http://www.cfpproxy.com/7906; or

•	Send us an email at fulfillment@rtco.com and enter the Stockholder Control Number when prompted or, if you send us an email, enter it in the subject line.

•	To vote in person at the annual meeting, simply check the box on the enclosed proxy card indicating that you plan to attend the annual meeting.

This communication is not a form for voting and presents only an overview of the more complete proxy materials which contain important information and are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you wish to obtain directions to the annual meeting so that you can vote your shares in person, please call us at 973-473-2200. We ask that you cast your vote promptly. Thank you for your continued support!

Stockholder Control Number’

z	REVOCABLE PROXY CLIFTON BANCORP INC.	{

YOUR VOTE IS IMPORTANT!

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.     By Telephone (using a Touch-Tone Phone); or

2.     By Internet; or

3.     By Mail.

To Vote by Telephone:

Call 1-855-847-1317 Toll-Free on a Touch-Tone

Phone anytime prior to 3 a.m., August 7, 2014.

To Vote by Internet:

Go to https://www.rtcoproxy.com/csbk prior to 3 a.m., August 7, 2014.

Please note that the last vote received from a

stockholder, whether by telephone, by Internet or by mail,

will be the vote counted.

	Mark here if you no longer wish to receive paper annual meeting materials and instead view them online.	☐
	Mark here if you plan to attend the meeting.	☐
	Mark here for address change.	☐

Annual Meeting Materials are available at: http://www.cfpproxy.com/7906	Comments:

FOLD HERE IF YOU ARE VOTING BY MAIL

PLEASE DO NOT DETACH

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

	For	With- hold	For All Except
1. The election as directors of all nominees listed (except as marked to the contrary below).	☐	☐	☐

(01) Paul M. Aguggia and (02) Thomas A. Miller

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

	For	Against	Abstain
2. The ratification of the appointment of BDO USA, LLP as independent registered public accounting firm of Clifton Bancorp Inc. for the year ending March 31, 2015.	☐	☐	☐
	For	Against	Abstain
3. The advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.	☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED NOMINEES AND THE PROPOSALS SET FORTH IN (2) ABOVE.

The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Internet Availability of Proxy Materials that includes instructions on how to electronically access the Company’s Proxy Statement dated June 27, 2014 and 2014 Annual Report to Stockholders.

x	y

CLIFTON BANCORP INC. — ANNUAL MEETING, AUGUST 7, 2014

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at:

http://www.cfpproxy.com/7906

You can vote in one of three ways:

1.	Call toll free 1-855-847-1317 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.rtcoproxy.com/csbk and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

REVOCABLE PROXY

Clifton Bancorp Inc.

ANNUAL MEETING OF STOCKHOLDERS

August 7, 2014

9:00 a.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John H. Peto and Joseph C. Smith, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on August 7, 2014, at 9:00 a.m., local time, at the Venetian, 546 River Drive, Garfield, New Jersey with all of the powers the undersigned would possess if personally present at such meeting, as indicated on this proxy.

This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” each of the nominees and proposals listed. If any other business is presented at the annual meeting this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR

COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

7906